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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 29, 1998
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   Garden State Newspapers, Inc.
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(Exact name of registrant as specified in its charter)



 Delaware                                                         22-2675173
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(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)        Identification No.)



1560 Broadway, Suite 1450, Denver, CO                                   80202
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code         (303) 837-0886
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                                   No Change
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        (Former name or former address, if changed since last report.)


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Item 2.     Acquisition or Disposition of Assets

On January 30, 1998, Garden State Newspapers, Inc. (the "Registrant"), expects to close the acquisition of substantially all the assets used in the publication of the DAILY NEWS of Los Angeles, a daily newspaper distributed primarily in the San Fernando Valley of Los Angeles, California. The assets are being acquired from Tower Media Inc. for a purchase price of approximately $130.0 million, including working capital of approximately $2.0 million. At September 30, 1997, the DAILY NEWS had daily and Sunday circulation of approximately 202,000 and 215,000, respectively, the most recent date for which such data is published.

The Registrant anticipates that it will finance the acquisition with borrowing under an existing bank credit agreement and proceeds from the issuance of a subordinated note which the Registrant anticipates issuing contemporaneous with closing of the acquisition. Because the note purchase agreement pursuant to the subordinated note is being issued has not been completed, it has not been included as an exhibit hereto.

The descriptions of the purchase transaction set forth herein are qualified in their entirety by the provisions of the purchase and credit agreements, which are attached hereto as exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

 (a)      Financial Statements of Businesses Acquired

          Because it is impracticable at this time to file the financial statements required under this Item, such information is not included in this report. The required financial statements will be filed at the earliest practicable date and, in any event, no later than April 15, 1998.

 (b)      Unaudited Pro Forma Financial Information

          Because it is impracticable at this time to file the pro forma financial information required under this Item, the required information will be filed at the earliest practicable date and, in any event, no later than April 15, 1998.

 (c)      Exhibits

          Item No.                            Description
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            2.1          Asset Purchase Agreement by and between Tower Media
                         Inc., as Seller, Jack Kent Cooke Incorporated, as Guarantor, and Garden State Newspapers, Inc., as Purchaser, dated December 1, 1997.

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GARDEN STATE NEWSPAPERS, INC.


Date:  January 29, 1998                 By: /s/ Joseph J. Lodovic, IV
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                                            Joseph J. Lodovic, IV
                                            Executive Vice President,
                                            Chief Financial Officer










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